UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 8, 2006

VISANT HOLDING CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	333-112055	90-0207875
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

357 Main Street		10504
Armonk, New York 10504		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (914) 595-8200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On June 8, 2006, Jostens, Inc. (“Jostens”), the Registrant’s subsidiary, and Lifetouch Inc. (“Lifetouch”) announced the entry into definitive purchase agreements for the sale of Jostens’ United States and Canadian school photography businesses to Lifetouch and its affiliates. The transactions are expected to close on or about the end of the second quarter 2006, at which time Lifetouch will assume the operations of Jostens’ photography businesses, including a production facility in Winnipeg and field offices throughout the U.S. and Canada.

A copy of the press release announcing this sale is furnished hereto as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

99.1                           Press release, dated June 8, 2006, announcing the sale of Jostens, Inc.’s school photography businesses to Lifetouch Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISANT HOLDING CORP.

/s/ PAUL B. CAROUSSO
Date: June 8, 2006	Paul B. Carousso
Vice President, Finance

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated June 8, 2006, announcing the sale of Jostens, Inc.’s school photography businesses to Lifetouch Inc.